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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 27, 2006

       CWHEQ, INC. (as depositor under the Sale and Servicing Agreement, dated as of February 27, 2006, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-A).

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-126790            87-0698310
-------------------------------        -----------            -----------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)               File Number)        Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
   ------------------------                                     --------
    (Address of Principal                                       (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8.
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Item 8.01. Other Events.
----       ------------

Description of the Notes and the Mortgage Pool*
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         On February 27, 2006, CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of February 27, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-A (the "Trust") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2006-A (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company, CHL, and Park Monaco Inc. ("Park Monaco") as a seller, entered into a Purchase Agreement, dated as of February 27, 2006 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.2.

         The Trust, the Indenture Trustee and Chase Bank USA, National Association, as Co-Trustee (the "Co-Trustee") entered into an Indenture, dated as of February 27, 2006 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

         Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company entered into a Trust Agreement, dated as of February 24, 2006 (the "Trust Agreement"), providing for the creation of the Trust. The Trust Agreement is annexed hereto as Exhibit 99.4.

         The Trust, CHL, and the Indenture Trustee entered into an Administration Agreement, dated as of February 27, 2006 (the "Administration Agreement"), providing for the appointment of the administrator to perform certain duties described in the Administration Agreement. The Administration Agreement is annexed hereto as Exhibit 99.5.




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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated February 24, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-A (the "Prospectus").


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Section 9.
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Item 9.01. Financial Statements, Pro Forma Financial
----       -----------------------------------------

       Information And Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

99.1 The Sale and Servicing Agreement, dated as of February 27, 2006, by and among the Company, CHL, the Trust, and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of February 27, 2006, by and among the Company, CHL and Park Monaco.

99.3 The Indenture, dated as of February 27, 2006, by and among the Trust, the Indenture Trustee and the Co-Trustee.

99.4 The Trust Agreement, dated as of February 24, 2006, by and between Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

99.5 The Administration Agreement, dated as of February 27, 2006, by and among the Trust, CHL, and the Indenture Trustee.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.



                                    By: /s/ Leon Daniels, Jr.
                                        ---------------------------
                                        Name:  Leon Daniels, Jr.
                                        Title: Vice President


Dated: March 14, 2006


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



EXHIBIT INDEX
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Exhibit           Description
-------           -----------

99.1 The Sale and Servicing Agreement, dated as of February 27, 2006, by and among the Company, CHL, the Trust, and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of February 27, 2006, by and among the Company, CHL, and Park Monaco.

99.3 The Indenture, dated as of February 27, 2006, by and among the Trust, the Indenture Trustee, and the Co-Trustee.

99.4 The Trust Agreement, dated as of February 24, 2006, by and between Wilmington Trust Company, as owner trustee (the "Owner Trustee") and the Company.

99.5 The Administration Agreement, dated as of February 27, 2006, by and among the Trust, CHL, and the Indenture Trustee.


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